JAKARTA GROWTH FUND, INC.


To Our Shareholders:                                               May 23, 2001


         We present the Annual Report of the Jakarta Growth Fund, Inc. (the "Fund") for the fiscal year ended March 31, 2001. The Net Asset Value per Share ("NAV") of the Fund on March 31, 2001 was $1.04, representing declines of 53.6% and 11.8% for the year and the quarter ended March 31, 2001, respectively. (A partial management fee waiver is in effect, and without such performance would have been lower.) The closing market price of the Fund on March 31, 2001 on the Boston Stock Exchange ("BSE") was $1.00, representing a discount of 3.8% to the NAV. The Fund's total net assets amounted to $5,208,430 on March 31, 2001.

         The Jakarta Stock Exchange Composite Index (the "JSE Index") declined from 583.3 to 381.1, or 34.7%, during the year ended March 31, 2001. Including the Indonesian rupiah (the "Rupiah") depreciation of 27.3% during the year, this represented a total net decrease of 52.5% in United States dollar terms. For the quarter ended March 31, 2001, the JSE Index decreased by 8.5% in local currency terms and declined by 15.0% in U.S. dollar terms, respectively.

The Portfolio

         As of March 31, 2001, the Fund had invested 84.6% of its total net assets in Indonesian equities.

         The Fund had significant holdings in the Telecommunications, Consumer Goods and Distribution, and Retail sectors, of 19.9%, 19.1%, and 6.0%, respectively.

Indonesian Economy

         The domestic economy continued to recover. Domestic car sales in the first two months of 2001 remained relatively strong, posting sales over 21,000 units per month (versus an average of 25,000 units per month in 2000). Cement demand grew at 30% year over year ("y-o-y") as of February 2001.

                                                                  May 23, 2001


         Economic policy decisions included the government's move to decisively resolve the cross ownership issues between Telekomunikasi Indonesia and Indonesian Satellite Corporation. This improved the outlook for deregulation, privatization, and investment in the telecommunication sector. The Indonesian Banking Restructuring Agency ("IBRA") finalized the sale of Salim Plantations to a Malaysian company for $354 million. This foreign currency is crucial, and should help the budget and the Rupiah. However, the sale was challenged by Parliament and, although the money is in escrow, IBRA has been restricted from transferring title until an investigation by Parliament is completed.

         Indonesia's relationship with the International Monetary Fund ("IMF") has deteriorated. The IMF has delayed a $400 million disbursement, originally scheduled for December 2000. Issues have emerged over a proposed amendment to a law that grants independence to the Central Bank. The stand-off continued throughout the first quarter and now shows some signs of easing. The government is promising to delay the amendment, since it is preparing for the Paris Club sovereign debt restructuring scheduled in April 2001.

         The Rupiah also passed through the key psychological level of 10,000 Rupiah to one U.S. dollar in early March 2001. Government and private sector debt is concentrated, and overwhelming demand for U.S. dollars further weakened the Rupiah. Weakening confidence in law and order, especially with refugees from the Kalimantan violence streaming into Surabaya, Indonesia's second largest city, also contributed to a sharp increase in demand for U.S. dollars. Only strong intervention from the Central Bank and government owned companies helped arrest further declines.

         Oil multinational ExxonMobil shut its Aceh gas plant in response to a deteriorating security situation. The shutdown creates a significant shortfall in Indonesia's oil and gas production and much needed foreign exchange revenue.

The Stock Market

         The stock market began 2001 in a narrow trading range and continued throughout most of January, with the index trading between 400-420. By the end of January, the market seemed to take a cue from the political rally in the Philippines and rose by 10% in one week. Investors believed that political change was also imminent in Indonesia and that stock values were compelling especially in the large capitalization stocks. The market hit a high of 460, mostly driven by foreign buying, of large capitalization stocks with some rising 20-50% during the up-turn.

         However, the rally was short-lived, due to continued political instability and absence of positive catalysts. The market soon leveled off to the 420 level by the end of February. In March, the market weakened further, breaking through 380 as the Rupiah passed through 10,000 Rupiah to one U.S. dollar. Fear of rising debt repayments hurt the stocks of companies with huge U.S. dollar debt repayment burdens such as Astra International Inc., Kalbe Farma, and United Tractors. In addition, investors dumped tobacco stocks as rumors of an excise tax rate increase filtered through the market.

         In March, investors became concerned about further declines in the currency. The market rebounded to slightly above the 380 level in the last days of March due to some positive news such as progress in negotiations between Indonesia and IMF and a possible political compromise between the President and the House of Representatives.

         Towards late March, corporate news was also positive. The government raised prices on cigarettes, but did not raise the excise tax rates. This development improved the profitability outlook of the cigarette companies causing the share prices of large tobacco stocks to rally. Also, after long deliberations, the parliament approved tariff increases for local fixed line and cellular services of approximately 40% on average over the next three years. This was much better than expected for the Telecommunication sector.

         As for the March results reporting season, some large companies announced their Fiscal Year 2000 (FY00) results, which were relatively strong. Astra International Inc. and Astra Otoparts had impressive FY00 results, driven by a strong rebound in domestic car sales. Consumer (Indofood Suksus Makmur, Unilever Indonesia), Pharmaceutical (Kalbe Farma, Tempo Scan Pacific), and Retail (Ramayana Lestari Sentosa, Matahari Putra Prima) sectors had record turnover in FY00 due to the revival of consumer spending. Tobacco companies also had good year in FY00 despite an increase in the excise tax rate and higher clove prices. However, the sustainability of profits is definitely a concern for the current year.

Politics

         During the first quarter of 2001, political developments remained troublesome. The rift between the House of Representatives and President Wahid escalated. The President refused to cooperate with the House committee investigating two corruption allegations, resulting in the issuance of a censure. This triggered a process whereby a second censure can be issued and, if no satisfactory answers are forthcoming, a special session of the Parliament can be called that can impeach the President.

         While the President believes he can challenge the legality of these moves, it is clear that he is relying on Ms. Megawati's continued support of his Presidency. Vice President Megawati is caught in a dilemma, because removal of the President, with her support, would mean that she will end up assuming the role of the President, and will inherit all the problems of a difficult Parliament.

         Meanwhile, politicians took their fight to the streets by mobilizing their supporters to agitate for them. The capital had massive rallies and counter demonstrations although rumors of even larger actions proved unfounded.

         Ethnic clashes between Dayak and Madurese in Kalimantan broke out at the end of February, demonstrating the pressures building up in this vast country because of economic problems and political change. Also highlighted was the inability or unwillingness of the armed forces to protect the public. Although the violence is some distance from Java, confidence has been ebbing, and this was reflected in the much weaker Rupiah.

Investment Strategy

         There are several areas of concern dominating the prospects for the Indonesian equity market. Exports are likely to slow due to global economic weakening, oil prices are declining, oil and gas production and revenue is being threatened, and the worsening law and order situation could begin to hurt production and exports to other economic areas. Regional autonomy adds to these uncertainties since its implementation on January 1, 2001.

         The political problems are far from resolved. We have stressed that Politics in Year 2001 will be even more volatile and fluid as parliament continues to assume far greater powers than the "consult and advise" envisaged in the constitution. Parliamentary committees are increasingly obstructing the functioning of the executive branch, and in some cases they are even assuming executive responsibilities (e.g. by obstructing the Kumpulan Guthrie - a Malaysia listed company - purchase of Salim's plantation assets). An inexperienced cabinet and a collusive bureaucracy have either not realized this or are not responding to this blatant usurpation of executive powers by a non-elected parliament. This situation means that as long as the parliament is opposed to the president, they can nullify all his economic agenda and thwart economic policy. In recent days, there have been discussions about separating the head of the country from that of the government.

         We have not yet seen an end to political strife, including demands for independence from Indonesia and the various ethnic struggles in the regions. While these may or may not flare up in the most important island of Java, the net impact is a sharp decline in confidence.

         Uncertainty in politics, economics, and the social arena will be reflected in continued pressure on the currency. The current exchange rate may also be a temporary halt because the government is running out of options. The interest rate on the one-month Sertificate of Bank Indonesia has already climbed to close to 15%. To strengthen the currency, this rate may have to rise above 20%. However, at such levels, the burden of recapitalization bonds on the government fiscal budget will be tremendous. Continued intervention and dollar selling by the Central Bank will also deplete government foreign currency reserves. No easy options are left.

         Only drastic and immediate action on collecting unpaid debts, bringing bad debtors to bankruptcy, vigorously prosecuting white-collar criminals, selling IBRA assets, and privatizing government companies can reverse this current downward spiral.

         Too many people are placing too much faith in political change at the top to solve all the problems. Our view is that the relief from any major political change would be ephemeral and largely due to an immediate feel-good factor. The hard reality is that a majority of the current political elite does not have the stomach to take the necessary economic decisions because ironically they stand to lose the most from fundamental change.

         Given the uncertain political outlook and its huge influence over the equity market, we continue to favor an overweight position in the Consumer Sectors. Other companies that we like in the Consumer and Trade & Services sectors are consumer stocks such as Ramayana Lestari Sentosa, Gudang Garam, HM Sampoerna and Unilever Indonesia.

         We intend to maintain a neutral to slightly overweight position in the Telecommunication sector, as valuations remain cheap relative to their peers in the region, especially after the recent price correction. Telekomunikasi Indonesia has outperformed Indosat for the past three months, given the announcements of their unwinding of cross-holdings in each other. While we have advocated a preference for Telekomunikasi Indonesia over Indosat, the price performance clearly has reflected the changes and improvements in Telekomunikasi Indonesia's fundamentals as if the whole exercise of acquiring Telkomsel (cellular operator) and the resolution of the KSOs (joint operating schemes) is going through smoothly. As for Indosat, we continue to favor the stock for its attractive valuation, better management credibility and earnings visibility as a result of these forthcoming restructuring efforts. Both companies will also benefit from the recent tariff increase of approximately 40% to be implemented over the next three years. However, since both Telkom and Indosat have only recently signed the Sell and Purchase arrangement ("SAP") subject to further negotiation and discussions, some elements of uncertainty and risk still exist.

         The Bank/Finance sector will remain underweight, with our portfolio exposure limited to at most 50% of its neutral index weighting. The preferred stocks are Bank Central Asia ("BCA") and Bank Panin for their relatively healthy financial conditions.

         In the Mining sector, we prefer Medco Energy International, Tambang Timah and Aneka Tambang as they are the direct beneficiaries of U.S. dollar strength and have better corporate governance.

         As for portfolio divestments, we have reduced our weighting in the Sinar Mas group of companies, like Indah Kiat and Tjiwi Kimia, given the enormous debt overhang at their parent level, i.e. Asia Pulp & Paper. Exposure to the Lippo-group of companies like Lippo Bank, Multipolar and Matahari should be capped at the neutral position given the poor corporate image and lack of good corporate governance.

         Given the still volatile Jakarta Composite Index (JCI) and Rupiah, we will continue to buy some of our key holdings on weakness, with a preference for the Consumer, Telecommunication, and Basic Industries/Mining sectors. Meanwhile, the Fund will maintain exposure to stocks that have a higher proportion of revenue in U.S. dollars. Indosat, together with mining and agribusiness stocks would be included in this category.

         Finally, the implementation of capital control measures, e.g. restrictions on overseas Rupiah remittances in response to the fragile and weakening Rupiah, could serve as a reminder of the risks involved in investing in Indonesia.

Reorganization

         The Fund recently entered into a Plan of Reorganization with The Indonesia Fund, Inc. The Board of Directors called a Special Shareholder Meeting for May 25, 2001, for shareholders of record on April 10, 2001, to approve the transaction. For further details, please refer to Notes to Financial Statements in this report and the Combined Proxy Statement for Meetings of Shareholders to be held May 25, 2001, mailed on April 30, 2001 to shareholders of record on April 10, 2001.

         We appreciate your continuing support of your Fund.

                                                       Sincerely,

                                                       Nobuo Katayama
                                                       President

         The Board of Directors and officers of the Jakarta Growth Fund, Inc. take this opportunity to express their appreciation to Mr. Nobuo Katayama, who will resign his positions as Director, President and Portfolio Manager of the Fund effective June 15, 2001, in connection with his reassignment from President of Nomura Asset Management U.S.A., Inc., the Fund's manager ("Manager"), to new duties at Nomura Asset Management Co., Ltd. ("NAM"), the Fund's investment advisor and the parent company of the Manager. Mr Katayama has served as President of the Manager and as Director, President and Portfolio Manager of the Fund since 1999.

         The Board of Directors has elected Mr. Kazuhiko Hama to serve as the President of the Fund and a member of its Board of Directors. Mr. Hama, who will succeed Mr. Katayama as President of the Manager, will also act as Portfolio Manager of the Fund, effective June 15, 2001 or such other date on which the Board of Directors accepts the resignation of Mr. Nobuo Katayama. Mr Hama was a director of NAM (formerly The Nomura Securities Investment Trust Management Co., Ltd.) from 1996 to 1998, Senior Officer of NAM from 1999 to 2000, and Management Executive of NAM from 2000 to the present.

         NAM provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Hama will be primarily responsible for the day-to-day portfolio management of the Fund.

                               INTERNET WEBSITE

NAM-U.S.A. has established an Internet website which highlights it's history, its investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.

                                            JAKARTA GROWTH FUND, INC.*

                                          FUND HIGHLIGHTS-MARCH 31, 2001

KEY STATISTICS:

Net Assets                                              $5,208,430
Net Asset Value per Share                                    $1.04
Closing BSE Market Price                                     $1.00
Percentage Change in Net Asset Value per Share*            (53.6%)
Percentage Change in Stock Market Price*                   (56.8%)

MARKET INDEX:


                                                          RUPIAH                   U.S.$
                                                         --------                 -------
Jakarta Stock Exchange Composite Index*                  (34.7%)                   (52.5%)
*Percentage change from April 1, 2000 through March 31, 2001


ASSET ALLOCATION:

Indonesian Stocks                                                84.6%
Cash and Cash Equivalents                                         9.6
                                                               ------
Total Investments                                                94.2
Other Assets less Liabilities, Net                                5.8
                                                               ------
Total                                                           100.0%
                                                               ======




INDUSTRY DIVERSIFICATION:

                                                % of                                                   % of
                                             Net Assets                                             Net Assets
                                             ----------                                             ----------
Telecommunications                              19.9          Automotive Equipment and Parts             4.2
Consumer Goods and Distribution                 19.1          Banking                                    3.3
Retail                                           6.0          Cement                                     2.9
Food and Beverage                                5.3          Oil and Gas                                2.2
Pharmaceuticals                                  5.0          Non-Ferrous Metals                         1.2
Mining                                           4.7          Agribusiness                               1.1
Manufacturing                                    4.6          Commercial Services                        0.8
Conglomerate                                     4.3



                 TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE


                                                          Market                                   % of
                                                          Value                                 Net Assets
                                          --------------------------------------- ---------------------------------------
Security
-----------
Telekomunikasi Indonesia                                  $753,215                                14.4
Gudang Garam                                               671,274                                12.9
H.M. Sampoerna                                             324,759                                 6.2
Indonesian Satellite Corporation                           284,137                                 5.5
Indofood Sukses Makmur                                     238,661                                 4.6
Unilever Indonesia                                         237,360                                 4.6
Ramayama Lestari Sentosa                                   234,039                                 4.5
Bimantra Citra                                             216,232                                 4.1
Tempo Scan Pacific                                         209,863                                 4.0
Bank Central Asia                                          156,756                                 3.0

                            JAKARTA GROWTH FUND, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Jakarta Growth Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Jakarta Growth Fund, Inc. (the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 4 to the financial statements, on April 10, 2001, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization dated March 29, 2001, subject to shareholder approval, whereby The Indonesia Fund, Inc. will acquire substantially all of the assets and assume all of the liabilities of the Fund.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York New York 10036
May 7, 2001


                                                           SCHEDULE OF INVESTMENTS*

                                                                MARCH 31, 2001
                                                                                                                              % of
                                                                                                                 Market       Net
                                                                    Shares                     Cost               Value      Assets
                                                                    ------                     ----              ------      ------
INDONESIAN EQUITY SECURITIES

Agribusiness
Astra Agro Niaga Lestari . . . . . . . . . . . . . . . . . .        946,500               $     248,214     $     56,786      1.1
      Palm oil                                                                             -------------     ------------     ---

Automotive Equipment and Parts
Astra International Inc.+ . . . . . . . . . . . . . . . . . .     1,020,000                      408,361         137,077      2.6
      Automobiles and motorcycles
Astra Otoparts+ . . . . . . . . . . . . . . . . . . . . . . .       624,000                       99,510          82,361      1.6
                                                                                           -------------     ------------     ---
      Automotive and motorcycle parts
Total Automotive Equipment and Parts . . . . . . . . . . .  .                                    507,871         219,438      4.2
                                                                                           -------------     ------------     ---
Banking
Bank Central Asia + . . . . . . . . . . . . . . . . . . . . .       920,000                      156,295         156,756      3.0
      Commercial bank
Bank Pan Indonesia . . . . . . . . . . . . . . . . . . . . .       1,440,000                      47,907          13,823      0.3
Commercial bank
Lippo Bank (Warrants) . . . . . . . . . . . . . . . . . . . .     14,400,000                           0               0      0.0
      Commercial bank
Lippo Bank (Certificate of Entitlement) . . . . . . . . . . .     14,400,000                           0               0      0.0
      Commercial bank
                                                                                           -------------     ------------     ---
  Total Banking. . . . . . . . . . . . . . . . . . . . . . . .                                   204,202         170,579      3.3
                                                                                           -------------     ------------     ---





                                        See notes to financial statements.


                                             JAKARTA GROWTH FUND, INC.

                                        SCHEDULE OF INVESTMENTS*-(Continued)

                                                  MARCH 31, 2001
                                                                                                                              % of
                                                                                                           Market              Net
                                                                           Shares            Cost           Value           Assets
                                                                           ------            ----          -------          -------
Cement
Semen Gresik . . . . . . . . . . . . . . . . . . . . . . . . . .           322,000     $      290,933    $    153,002         2.9
   Cement manufacturer                                                                  -------------    ------------         ---

Commercial Services
Citra Munya Nusaphala Persada + . . . . . . . . . . . . . . . .          1,000,000             82,928          40,317         0.8
   Toll road operator and developer                                                     -------------     -----------         ---

Conglomerate
Astra Graphia . . . . . . . . . . . . . . . . . . . . . . . . .            396,000             31,201           7,983         0.2
   Service and consultation, equipment and office machinery
     contractor service
Bimantra Citra + . . . . . . . . . . . . . . . . . . . . . . . .          1,609,000            358,920        216,232         4.1
   Media telecommunications and transportation                                           -------------     -----------         ---
Total Conglomerate . . . . . . . . . . . . . . . . . . . . . . .                               390,121        224,215         4.3
                                                                                         -------------     -----------         ---
Consumer Goods and Distribution
Gudang Garam . . . . . . . . . . . . . . . . . . . . . . . . . .            540,000            686,068        671,274        12.9
   Cigarettes
H.M. Sampoerna . . . . . . . . . . . . . . . . . . . . . . . . .            285,500            626,691        324,759         6.2
   Cigarettes                                                                             ------------      ----------       ----
Total Consumer Goods and Distribution . . . . . . . . . . . . .                              1,312,759        996,033        19.1
   Cigarettes                                                                             ------------      ----------       ----

Food and Beverage
Indofood Sukses Makmur + . . . . . . . . . . . . . . . . . . . .          2,925,000            550,171        238,661         4.6
   Food processor
Mayora Indah + . . . . . . . . . . . . . . . . . . . . . . . . .            868,500             43,932         39,184         0.7
   Candies and cookies                                                                    ------------      ----------       ----
Total Food and Beverage . . . . . . . . . . . . . . . . . . . .                                594,103        277,845         5.3
                                                                                          ------------      ----------       ----
Manufacturing
Unilever Indonesia . . . . . . . . . . . . . . . . . . . . . . .            158,000            216,838        237,360         4.6
   Soaps, margarine, tea based beverages, and cosmetics                                   ------------      ----------       ----

Mining
Aneka Tambang . . . . . . . . . . . . . . . . . . . . . . . . .           1,664,000            196,956        131,778         2.6
   Mining
Tambang Timah . . . . . . . . . . . . . . . . . . . . . . . . .             782,500            205,446        110,793         2.1
   Tin mining                                                                              ------------      ----------       ----
Total Mining . . . . . . . . . . . . . . . . . . . . . . . . . .                               402,402        242,571         4.7
                                                                                           ------------      ----------       ----
Non-Ferrous Metals
International Nickel Indonesia + . . . . . . . . . . . . . . . .             88,500             63,897         62,016         1.2
   Nickel and associated mineral products                                                  ------------      ----------       ----

Oil and Gas
Medco Energi International . . . . . . . . . . . . . . . . . . .          1,395,000            169,685        113,823         2.2
   Support services for oil and natural gas                                                ------------      ----------       ----

                                           See notes to financial statements.



                                             JAKARTA GROWTH FUND, INC.

                                        SCHEDULE OF INVESTMENTS*-(Continued)

                                                  MARCH 31, 2001
                                                                                                                              % of
                                                                                                           Market              Net
                                                                           Shares            Cost           Value           Assets
                                                                           ------            ----          -------          -------

Pharmaceuticals
Kalbe Farma . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,124,400       $   85,110       $ 52,001            1.0
    Pharmaceuticals
Tempo Scan Pacific . . . . . . . . . . . . . . . . . . . . . . . . .       795,000        1,671,405        209,863            4.0
    Pharmaceuticals                                                                       ---------      ---------           -----

Total Pharmaceuticals . . . . . . . . . . . . . . . . . . . . . . . .                     1,756,515        261,864            5.0
                                                                                          ---------      ---------           -----

Retail
Hero Supermarket + . . . . . . . . . . . . . . . . . . . . . . . . .       192,000           29,451         17,970            0.3
    Supermarkets
Matahari Putra Prima . . . . . . . . . . . . . . . . . . . . . . . .     1,415,000          121,185         61,802            1.2
    Department stores
Ramayana Lestari Sentosa . . . . . . . . . . . . . . . . . . . . . .       903,000          286,715        234,039            4.5
    Department store                                                                       ---------      ---------           -----
       Total Retail . . . . . . . . . . . . . . . . . . . . . . . . .                       437,351        313,811            6.0
                                                                                          ---------      ---------           -----
Telecommunications
Indonesian Satellite Corporation (Indosat) . . . . . . . . . . . . .       370,000          481,743        284,137            5.5
    International telecommunications
Telekomunikasi Indonesia . . . . . . . . . . . . . . . . . . . . . .     3,235,720        1,086,235        753,215           14.4
    Domestic telecommunications                                                           ---------      ---------           -----

Total Telecommunications . . . . . . . . . . . . . . . . . . . . . .                      1,567,978      1,037,352           19.9
                                                                                         ---------      ---------           -----

TOTAL INVESTMENTS IN INDONESIAN EQUITY
    SECURITIES                                                                            8,245,797      4,407,012           84.6
                                                                                         ---------      ---------           -----

INVESTMENTS IN SHORT-TERM SECURITIES                                    Principal
                                                                          Amount
                                                                        ----------
Time Deposit
BNP call account 5.35%, due 4/02/01 . . . . . . . . . . . . . . . . .     $500,000         500,000        500,000             9.6
                                                                                         ---------      ---------           -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES . . .                                           500,000        500,000             9.6
                                                                                         ---------      ---------           -----
TOTAL INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .                    8,745,797      4,907,012            94.2
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES, NET                                           301,285        301,418             5.8
                                                                                         ---------      ---------           -----
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $ 9,047,082     $5,208,430           100.0
                                                                                         =========      =========           =====

*The description following each investment is unaudited and not covered by the Report of Independent Accountants.
+Non-income producing security.

   Portfolio securities and foreign currency holdings were translated at the following exchange rate as of March 31, 2001

  Indonesian Rupiah               IDR                       10,417.50 = $1.00

                       See notes to financial statements.

                            JAKARTA GROWTH FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2001

ASSETS:

Investments in securities, at market value (cost-$8,245,797) . . . . . . . . . .         $ 4,407,012
Investments in short-term securities, at market value (cost-$500,000) . . . . .              500,000
Cash . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               77,806
Receivable for investments sold  . . . . . . . . . . . . . . . . . . . . . . .               452,356
Receivable for dividends and interest, net of withholding taxes . .  . . . . .                   149
                                                                                           ---------
      Total Assets .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,437,323
                                                                                           ---------

LIABILITIES:

Payable for investments purchased. . . . . . . . . . . . . . . . . . . . . . .                92,658
Accrued management fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               16,556
Other accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              119,679
                                                                                           ---------
      Total Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . .               228,893
                                                                                           ---------

NET ASSETS:
Capital stock (par value of 5,017,564 shares of capital stock outstanding, authorized
      100,000,000, par value $0.10 each) . . . . . . . . . . . . . . . . . . .               501,756
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..            51,138,134
Accumulated net realized loss on investments and foreign currency transactions .         (42,592,808)
Unrealized net depreciation on investments and foreign exchange . . . . . . . .           (3,838,652)
                                                                                           ---------
      Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 5,208,430
                                                                                           =========
Net asset value per share . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $1.04
                                                                                               -----



                       See notes to financial statements.

                                                    JAKARTA GROWTH FUND, INC.
                                                     STATEMENT OF OPERATIONS
                                              FOR THE YEAR ENDED MARCH 31, 2001

INCOME:
Dividend income (less $33,757 withholding taxes) . . . . . . . . . . . . .. . .      $ 191,294

Interest income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,940
                                                                                      --------
    Total Income . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 221,234

 EXPENSES:
Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         124,810
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .        122,490
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          80,927
Auditing and tax reporting fees . . . . . . . . . . . . . . . . . . . . . . . .         45,934
Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . .          44,076
Shareholder reports. .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,987
Transfer agency fees . .. . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,286
Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,585
Annual meeting expenses . .. . . . . . . . . . . . . . . . . . . . . . . . . . .         9,534
Insurance fees . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,650
Miscellaneous . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,484
                                                                                      --------
     Total expenses . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       508,763
     Waived Management fee . . . . . . . . . . . . . . . . . . . . . . . . . .          (5,053)
                                                                                      --------
     Net expenses . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    503,710
                                                                                                    --------

NET INVESTMENT LOSS-NET . . . . . . . . . . . . . . . . . . . . . . . . . . . ..                   (282,476)
                                                                                                    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments . . . . . . . . . . . . . . . . . . . . . . .                   (2,047,929)
Net realized loss on foreign exchange . . . . . . . . . . . . . . . . . . . . .                  (4,649,212)
                                                                                                 -----------
Net realized loss on investments and foreign exchange . . . . . . . . . . . . ..                 (6,697,141)
                                                                                                 -----------
Change in net unrealized depreciation on translation of foreign currency
  and other assets and liabilities denominated in foreign currency . . . . . .                    1,780,791
Change in net unrealized depreciation on investments . . . . . . . . . . . . .                     (831,624)
                                                                                                 -----------
Net realized and unrealized loss on investments and foreign exchange . . . . .                   (5,747,974)
                                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . .                  ($6,030,450)
                                                                                                 ===========
                       See notes to financial statements.


                            JAKARTA GROWTH FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended
                                                                                                         March 31,
                                                                                             2001                      2000
                                                                                             ----                      ----

FROM INVESTMENT ACTIVITIES:
     Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . .         ($282,476)                ($309,208)
     Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . .        (2,047,929)                  293,664
     Net realized loss on foreign exchange . . . . . . . . . . . . . . . . . . .        (4,649,212)               (3,924,134)
     Change in net unrealized appreciation on investments
      and foreign exchange . . . . . . . . . . . . . . . . . . . . . . . . . . .           949,167                 5,143,740
                                                                                       -----------                ----------
     Increase (decrease) in net assets derived from investment activities
      and net increase (decrease) in net assets . . . . . . . . . . . . . . . .         (6,030,450)                1,204,062
                                                                                       -----------                ----------

NET ASSETS:
     Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,238,880                10,034,818
                                                                                       -----------                ----------
     End of year (including accumulated net investment loss of
      $0 and $16,395, respectively) . . . . . . . . . . . . . . . . . . . . . .       $  5,208,430              $ 11,238,880
                                                                                       ===========                ==========

                       See notes to financial statements.

                          JAKARTA GROWTH FUND, INC.

                        NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

         Jakarta Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 29, 1990 and investment operations commenced on April 19, 1990. The following is a summary of significant accounting policies followed by the Fund.

         (a) Valuation of Securities - Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

         (b) Foreign Currency Transactions - Transactions denominated in Rupiah are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Rupiah are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

         The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Rupiah rates at March 31, 2001 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes foreign exchange gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the United States dollar equivalent of the amounts actually received or paid.

         (c) Security Transactions, Investment Income, Distributions to Shareholders - Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

         Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

         (d) Capital Account Reclassification - For the year ended March 31, 2001, the Fund's undistributed net investment loss and accumulated net realized loss were decreased by $298,871 and $1,237,466, respectively, with an offsetting decrease in additional paid in capital of $1,536,337. This adjustment was primarily the result of the reclassification of net foreign currency losses and a net operating loss.

                           JAKARTA GROWTH FUND, INC.

         (e) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1984 as amended and to distribute within the allowable time limit all taxable income to its shareholders.

         Under Indonesian tax laws, a withholding tax is imposed on dividends and interest income from Indonesian sources at a maximum rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains. In addition, the Fund is subject to a tax at a rate of 0.1% on the gross sales proceeds on the disposition of equity securities listed on the Indonesian stock exchanges.

         (f) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

         (g) Concentration of Risk - A significant portion of the Fund's net assets consists of Indonesian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the Indonesian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indonesian issuers than there is about U.S. issuers. Future economic and political developments in Indonesia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. Management Agreement and Transactions With Affiliated Persons

         Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Advisor"), to act as investment advisor for the Fund. Pursuant to the investment advisory agreement, the Investment Advisor has retained its subsidiary, Nomura Asset Management Singapore Limited (the "Sub-Advisor"), to act as investment sub-advisor to the Fund.

         As compensation for its services to the Fund, the Manager receives a monthly fee, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.1% to 1.0% of the Fund's average weekly net assets. This reduction will remain in effect until May 31, 2001 unless the Manager and the Board of Directors mutually agree to reinstate the full management fee. For services performed under the Investment Advisory Agreement, the Investment Advisor receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets. For services performed under the terms of the Investment Sub-Advisory Agreement, the Sub-Advisor receives a monthly fee from the Investment Advisor at the annual rate of 0.25% of the Fund's average weekly net assets. Under the Management Agreement, the Fund paid or accrued fees, after reimbursement, to the Manager of $75,874 for the year ended March 31, 2001. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $36,785 for the year ended March 31, 2001 of which $18,392 was paid to the Sub-Adviser. At March 31, 2001, the fee payable to the Manager, by the Fund, was $16,556.

         Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) earned $6,935 in commissions on the execution of portfolio security transactions for the year ended March 31, 2001. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $44,076 for the year ended March 31, 2001.

                           JAKARTA GROWTH FUND, INC.

3. Purchases and Sales of Investments

         Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended March 31, 2001 were $2,857,312 and $2,995,650, respectively.

         As of March 31, 2001, net unrealized depreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $4,746,411 of which $20,983 related to appreciated securities and $4,767,394 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, of $500,000 at March 31, 2001 for Federal income tax purposes was $9,153,423.

         The Fund has a capital loss carryforward as of March 31, 2001 of approximately $36,321,000 of which $5,504,000 expires March 31, 2002, $1,285,000 expires March 31, 2003, $1,712,000 expires March 31, 2005,
$6,504,000 expires March 31, 2006, $17,302,000 expires March 31, 2007,
$2,544,000 expires March 31, 2008 and $1,470,000 expires March 31, 2009.
Capital loss expiring during the year ended March 31, 2001 was approximately $1,217,000.

         Capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $5,363,885 for the year ended March 31, 2001.

4.       Special Meeting of Shareholders
         Scheduled For May 25, 2001

         At a special meeting of shareholders scheduled for May 25, 2001, the Fund's shareholders will be asked to approve an Agreement and Plan of Reorganization dated as of March 29, 2001 (the "Plan").

         The Fund and The Indonesia Fund, Inc. ("Indonesia Fund") recently submitted a similar proposal to shareholders in late 2000 whereby the transaction was structured as a merger of the Fund with and into the Indonesia Fund. The Fund shareholders approved the merger transaction on December 28, 2000. While over 97.80% of the Indonesia Fund's shares voting on the merger were in favor of the combination, these shares, representing 56.26% of its outstanding shares, were less than the 66-2/3% of the outstanding shares required by the Indonesia Fund's charter to approve the merger. Thereafter, the Indonesia Fund and the Fund considered alternative structures to accomplish the combination, and the Funds agreed to an acquisition by the Indonesia Fund of substantially all of the assets of the Fund, subject to the assumption of all the Fund's liabilities (the "Reorganization"). A majority of the votes cast by Indonesia Fund shareholders is required to approve the Reorganization, provided also that the total number of votes cast represents at least a majority of the outstanding shares of common stock of the Indonesia Fund.

         Specifics of the Proposed Reorganization. The Plan provides for the acquisition of substantially all of the assets and the assumption of all of the liabilities of the Fund by the Indonesia Fund in exchange for shares of common stock of the Indonesia Fund (the "Indonesia Fund Shares"). Indonesia Fund Shares and cash in lieu of fractional shares would be distributed to the Fund shareholders in liquidation of the Fund and thereafter the Fund would be dissolved under Maryland law and de-registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result of the Reorganization, each Fund shareholder will become a shareholder of the Indonesia Fund and will receive that number of full shares of Indonesia Fund common stock (plus cash in lieu of fractional shares) having a aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of common stock of the Fund (the "Jakarta Fund Shares") as of the close of business on the business day immediately preceding the closing date of the reorganization.

         If the Reoganization is not approved, each Fund will continue as a separate investment company, and the Board of Directors of each Fund will consider such other alternatives it determines to be in the best interests of its shareholders.

                          JAKARTA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.


                                                                             For the Year Ended March 31,
                                                                             ----------------------------
                                                             2001              2000            1999           1998         1997
                                                            -----             -----           -----         ------        -----

Net asset value, beginning of year . . . . . . . . . .      $2.24             $2.00           $2.43         $10.12        $9.11
                                                            -----             ------          ------        -------       ------
  Net investment income (loss) . . . . . . . . . . . .      (0.06)            (0.06)          (0.04)          0.03         0.01
  Net realized and unrealized gain
          (loss) on investments and foreign currency        (1.14)             0.30           (0.39)         (7.70)        1.00
                                                            -----             ------          ------        -------       ------
  Total from investment operations . . . . . . . . .  .     (1.20)             0.24           (0.43)         (7.67)        1.01
                                                            -----             ------          ------        -------       ------
Distributions to shareholders from:
  Net investment income . . . . . . . . . . . . . . .         -                 -               -            (0.02)          -
                                                            -----             ------          ------        -------       ------
Total distributions . . . . . . . . . . . . . . . . .         -                 -               -            (0.02)          -
                                                            -----             ------          ------        -------       ------
Net asset value, end of year . . . . . . . . . . . . .      $1.04            $ 2.24           $2.00          $2.43        $10.12
                                                            =====             ======          ======        =======       ======
Market value, end of year . . . . . . . . . . . . . .       $1.00           $2.3125         $2.1875        $4.0625        $8.875
Total investment return+. . . . . . . . . . . . . . .      (56.8%)              5.7%          (46.2%)        (54.0%)       (4.1)%
Net asset value total return++. . . . . . . . . . . .      (53.6%)             12.0%          (17.7%)        (75.3%)       11.1%
Ratio to average net assets/supplemental data:
  Net assets, end of year (in 000). . . . . . . . . .      $5,208           $11,239         $ 10,035       $12,208       $50,788
  Operating expenses before waiver of a portion
    of the management fee . . . . . . . . . . . . . .        6.95%             3.89%            4.66%         2.60%         2.07%
  Operating expenses after waiver of a portion
    of the management fee . . . . . . . . . . . . . .        6.88%             3.89%            4.66%         2.60%         2.07%
  Net investment income (loss) . . . . . . . . . . .        (3.86%)           (2.37%)          (1.94%)        0.53%         0.12%
  Portfolio turnover . . . . . . . . . . . . . . . .           42%               46%              11%           68%           35%

+Based on market value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.

++Based on net asset value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.

                           JAKARTA GROWTH FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

         Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund frequently have traded at such a premium, they also have traded at a discount from NAV.

         Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

         To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund" emphasizing a particular segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent sometime extreme volatility of the financial market in Indonesia supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. If the pending reorganization is not consumated, the Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                           JAKARTA GROWTH FUND, INC.

                  SUPPLEMENTAL PROXY INFORMATION (Unaudited)

         The 2000 Special Meeting of the Shareholders of the Fund was held on at the Fund's offices, 180 Maiden Lane, New York, New York on December 28, 2000. The purpose of the meeting was to approve a Merger Agreement and Plan of Reorganization dated October 18, 2000 whereby the Fund will merge with and into The Indonesia Fund, Inc., in accordance with Maryland General Corporation Law; and to transact such other business as may properly come before the Meeting or any adjournemnt thereof.

         At the Meeting, the shareholders approved the Merger Agreement and Plan of Reorganization whereby the Fund will merger with and into The Indonesia Fund, Inc. No other business was transacted at the meeting.

The results of the voting at the Special Meeting are as follows:

         1. To approve the Merger Agreement and Plan of Reorganization whereby the Fund will merger with and into The Indonesia Fund, Inc.:

                         %  of                                  % of                                % of
 Shares Voted         outstanding       Shares Voted         outstanding        Shares           outstanding
     For                Shares            Against              Shares          Abstained           Shares
 ------------         -----------       -----------          ----------       ----------          ---------
  2,708,750              54.0              38,548                0.8             4,553              0.01

         The Indonesia Fund, Inc. shareholders did not approve the merger (see Special Meeting of Shareholders Scheduled For May 25, 2001).

                           JAKARTA GROWTH FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

         The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

         Purchases will be made by the Plan Agent from time to time on the Boston Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended March 31, 2001, the Fund did not purchase any shares in the open market for dividend reinvestment purposes or issue any new shares.

         Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

         The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

         The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

         The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

                        SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

BOARD OF DIRECTORS
William G. Barker, Jr.
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F Wallace

OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISOR
Nomura Asset Management Co., Ltd.
1-14,2-chome, Nihonbashi, Chuoku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISOR
Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

COUNSEL
Sidley Austin Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAKARTA GROWTH FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

This Report, including the Financial Statements, is transmitted to the Shareholders of Jakarta Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

                                   ==========

                                    JAKARTA

                                     Growth

                                   Fund, Inc.

                                 ANNUAL REPORT

                                 MARCH 31, 2001

                                   ==========